UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 10, 2007

 Power Of The Dream Ventures, Inc.

(Exact name of Registrant as specified in its charter)

DELAWARE	51-0597895	0-52289
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)	(Commission File Number)

1095 Budapest
Soroksari ut 94-96
Hungary

(Address of principal executive offices)
(ZIP Code)

 +36-1-456-6061

Registrant’s telephone number, including area code

Tia V, Inc.
7325 Oswego Road, Suite D
Liverpool, NY, 13090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

1

Table of Contents

		Page

ITEM 8.01	OTHER EVENTS

Item 9.01	Financial Statements and Exhibits.	3

	VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC (A DEVELOPMENT STAGE COMPANY) FINANCIAL STATEMENTS (UNAUDITED) FOR THE PERIOD ENDED MARCH 31, 2007 AND FOR THE PERIOD FROM APRIL 26, 2007 (INCEPTION) TO MARCH 31, 2007	4

2

ITEM 8.01	OTHER EVENTS

On April 10, 2007 we executed, delivered and consummated a Securities Exchange Agreement (the “Securities Exchange Agreement”) by and among ourselves, Mary Passalaqua, Vidatech, Kft (also know as Vidatech Technological Research and Development LLC) and all of the equity holders of Vidatech (the “Vidatech Equity Holders”) each of whom is a signatory to the Securities Exchange Agreement. Pursuant to the terms of the Securities Exchange Agreement we acquired all of the outstanding equity interest in and to Vidatech from the Vidatech Equity Holders in exchange for an aggregate of 33,300,000 shares of our common stock.

Pursuant to Rule 13a-13 of the exchange rule act the financial statements of Vidatech as of March 31, 2007 are included in this Report. Please refer to Item 9.01 (a) –Financial statements of businesses acquired.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

The following financial statements are included in this current report:

Unaudited Statements of operations for the three months ended March 31, 2007 and from April 26, 2007 (date of inception) to March 31, 2007.

3

VIDATECH TECHNOLOCIGAL RESEARCH AND
DEVELOPMENT LLC

(A DEVELOPMENTAL STAGE COMPANY)
FINANCIAL STATEMENTS

FOR THE PERIOD ENDED MARCH 31, 2007 AND FROM APRIL 26, 2006 (date of inception)
TO MARCH 31, 2007
IN ACCORDANCE WITH THE ACCOUNTING PRINCIPLES
GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

Statements of operations for the three months ended March 31, 2007 and from April 26, 2007 (date of inception) to March 31, 2007
Balance sheet as of March 31, 2007 and December 31, 2006
Statements of shareholders’ equity from April 26, 2006 (date of inception) to March 31, 2007
Statements of cash flows for the three months ended March 31, 2007 and from April 26, 2006 (date of inception) to March 31, 2007
Notes to the financial statements

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Amounts in thousand USD

	Notes	Three months ended March 31, 2007 (unaudited)	Cumulative from April 26, 2006 (date of inception) to March 31, 2007 (unaudited)

Net Sales	5	$0	$6
Cost of Sales		0	(4)

Gross margin		0	2
Materials and services		2	5
General administration	6	45	76
Depreciation and amortization		1	4
Other expenses, net		0	6

Operating expenses		48	91

Loss from operations		(48)	(89)

Other financial income, net		0	1

Income before taxes		(48)	(88)

Income taxes - benefit	7	8	13

Net loss		$(40)	$(75)

The accompanying notes form an integral part of these financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

Amounts in thousand USD

	Notes	March 31, 2007 (unaudited)	December 31, 2006 (audited)
ASSETS

Cash	8	$109	$29
Other receivables	9	21	40
Inventories	10	4	4
Total current assets		134	73

Fixed assets, net	11	6	7
Intangibles, net	12	6	6
Deferred tax assets		13	5
Total non-current assets		25	18

Total assets		$159	$91

LIABILITIES

Accounts payable and accrued liabilities	13	$65	$12

Total current liabilities		65	12

Deferred tax liabilities		0	0
Total non-current liabilities		0	0

Share capital (common stock) Par value $467, 30 stocks issued	14	14	14

Additional Paid In Capital		150	96

Accumulated deficit during development stage		(75)	(35)
Currency Translation Adjustment		5	4

Total shareholders’ equity		94	79

Total liabilities and shareholder’s equity		$159	$91

The accompanying notes form an integral part of these financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF SHAREHOLDERS’ EQUITY (UNAUDITED)

Amounts in thousand USD – Unaudited

	Notes	Share capital	Additional Paid In Capital	Currency Translation Adjustment	Accumulated Deficit In Developmental Stage	Total

Balance at April 26, 2006 (date of inception)		$0	$0	$0	$0	$0

Issuance of common stock		14				14
Additional Paid in Capital			96			96
Net loss					(35)	(35)
Foreign currency translation				4		4

Balance at December 31, 2006		$14	$96	$4	$(35)	$79

Additional Paid In Capital			54			54
Net loss					(40)	(40)
Foreign currency translation				1		1

Balance at March 31, 2007		$14	$150	$5	$(75)	$94

The accompanying notes form an integral part of these financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Amounts in thousand USD
	Notes	Three months ended March 31, 2007 (unaudited)	Cumulative from April 26, 2006 (date of inception) to March 31, 2007 (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss		$(40)	$(75)
Adjustments for items not affecting cash:
Depreciation and amortization		1	4
Provision for bad debts		0	0
		1	4
Changes in assets and liabilities:
(Increase)/Decrease in accounts receivables		0	0
(Increase) in inventories		0	(4)
(Increase) in other current assets		20	(21)
(Increase) in other non-current assets	15	(8)	(13)
(Decrease)/Increase in A/P and in accruals		53	65
(Decrease)/Increase in other liabilities		0	0
		65	27

Net cash provided by (used in) operating activities		26	(44)

CASH FLOW FROM INVESTING ACTIVITIES

Purchase/ sale of fixed assets		0	(9)
Purchase of intangibles		0	(7)

Net cash flow used in investing activities		0	(16)

CASH FLOW FROM FINANCING ACTIVITIES

Proceeds from owners (additional paid in capital)		54	150
Proceeds from issuance of equity		0	14

Net cash flow from financing activities		54	164

Effect of exchange rate changes		0	5

Increase in cash		80	109

Cash at beginning of period		29	0

Cash at closing of period		$109	$109

Cash paid for:
Interest		0	0
Income taxes paid, net of refunds		0	0

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE (UNAUDITED)  FINANCIAL STATEMENTS FOR THE
PERIOD ENDED MARCH 31, 2007 AND FOR THE PERIOD FROM APRIL 26, 2006 (INCEPTION) TO MARCH 31, 2007

NOTE 1 -	GENERAL INFORMATION

Vidatech Technological Research and Development LLC (the “Company”) finances and provides research and development activities, trades with technical equipments, technological systems, modules and components. The Company sells products primarily to other commercial companies. The Company was established on April 26, 2006 (date of inception) and it is considered as a developmental stage company. The financial statements were audited for the period ended with December 31, 2006 from inception date.

In 2007, the management of the Company decided to raise funds by entering the stock exchange in the US. The Company started to merge with another company, Tia V, Incorporated to raise capital for research and development activity. The deal has been finalized by April 10, 2007. Tia V, Incorporated is fully reporting company, therefore the Company prepares its interim financial statements for regulatory reporting purposes.

Both at March 31, 2007 and December 31, 2006, the Company was primarily focused on the raising of capital and had not commenced planned principal operations. As a result, the accompanying financial statements have been presented on a development stage basis.

The main goal of the Company is to support research and development activities and to sell the products of inventions to the technological market. In 2006, the Company manufactured telescopes, and as part of net sales it was sold to customers, while during 2007 no sales activity has been realized.

The ownership structure as follows:
Owner	Ownership percentage (%)
Dániel, KUN (junior)	20,00
Viktor, ROZSNYAY	16,67
Dániel, KUN	16,67
József, CZIEGEL	16,67
Barnabás, FEJES	3,33
Brigitta BESENYEI, KUNNÉ	3,33
Magdolna SULYA, NAGYNÉ	3,33
Éva, ROZSNYAI	3,33
Balázs, KOVÁCS	3,33
Gábor, BARTKÓ	3,33
Zsolt, BALASCHEK	3,33
Imre, KALMÁR NAGY	3,33
Gábor, Földes	3,33

Total	100%

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

NOTE 2 – LOSSES DURING DEVELOPMENT STAGE AND MANAGEMENT’S PLANS

Since inception, the Company has incurred losses totaling 75 thousand USD, had a working capital surplus of 69 thousand USD at March 31, 2007.  Management of the Company believes that funding from the additional paid in capital will allow it to continue operations.

NOTE 3  -BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles in the United States (GAAP), consistently applied. The financial statements were prepared based on the requirements of SFAS No. 7 - Accounting and Reporting by Development Stage Enterprises. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included in the preparation of these interim financial statements. Operating results for the three months ended March 31, 2007 are not necessarily indicative of the results that may be expected for the year ended December 31, 2007.

The Company maintains its books and records in the currency of and in compliance with statutory regulations applicable in Hungary. Certain adjustments to the statutory financial statements were recorded in order to present the financial statements in conformity with the GAAP.

Assets and liabilities are translated to US Dollars at the end of period exchange rates of the account holder bank of the company (Budapest Bank Rt.). The effects of this translation for the Company are reported in other comprehensive income. Remeasurement of assets and liabilities are included in income as transaction gains and losses. Income statement elements of the Company are translated at average period exchange rates. The elements of the shareholders’ equity are translated at historical rates applicable on the day of transaction.

The accompanying statements represent the Company’s financial position, statements of income, the results of its activities and cash flows and changes in shareholders’ equity (together: “the financial statements”).

NOTE 4 – SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies adopted in preparation of the financial statements are set out below.

a) Use of Estimates:

The preparation of the financial statements in conformity with GAAP requires management to make estimates, judgments and assumptions that affect amounts reported herein. Management believes that such estimates, judgments and assumptions are reasonable and appropriate. However, due to the inherent uncertainty involved, actual results may differ from those based upon management’s judgments, estimates and assumptions.

b) Revenue Recognition:

Sales are recognized when there is evidence of a sales agreement, the delivery of the goods or services has occurred, the sales price is fixed or determinable and collectibility is reasonably assured, generally upon shipment of product to customers and transfer of title under standard commercial terms. Sales are recognized based on the net amount billed to a customer.

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Generally there are no formal customer acceptance requirements or further obligations. Orders are placed through electronic way to the company, the Company recognizes the sales of goods when the goods have been shipped or when the goods have been received by the customer, title and risk of ownership have passed,  Customers do not have a general right of return on products shipped therefore no provisions are made for return.

The customers of the Company may order the products electronically through an electronical website which is delivered to them upon payment. In the developmental stage the Company sold two telescopes to two American customers.

c) Cash and cash equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less, including short term deposits and government bonds, to be cash equivalent.

d) Accounts Receivable and Allowance for Doubtful Accounts:

Accounts receivable are stated at historical value, which approximates fair value. The Company does not require collateral for accounts receivable. Accounts receivable are reduced by an allowance for amounts that may be uncollectible in the future. This estimated allowance is determined by considering factors such as length of time accounts are past due, historical experience of write offs, and customers’ financial condition.

e) Inventories:

Inventories are stated at the lower of cost, determined based on weighted average cost or market. Inventories are reduced by an allowance for excess and obsolete inventories based on management’s review of on-hand inventories compared to historical and estimated future sales and usage.

f) Long lived assets:

Long lived assets, such as tangibles and intangible assets are stated at cost or fair value for impaired assets. Depreciation and amortization is computed principally by the straight-line method. Asset amortization charges are recorded for long lived assets and intangible assets subject to amortization when events and circumstances indicate that such assets may be impaired and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. In the related years, no asset impairment charges were accounted for.

Depreciation is recorded commencing the date the assets are placed in service and is calculated using the straight line basis over their estimated useful lives.

The estimated useful lives of the various classes of tangible and intangible assets are as follows:

Other equipment	3-7 years
Intangibles	5 years

Tangible assets with a value less than USD 500 are expensed when incurred. Maintenance and repairs are charged to expense as incurred.

g) Pensions and Other Post-retirement Employee benefits:

In Hungary, pensions are guaranteed and paid by the government or by pension funds, therefore no pensions and other post-retirement employee benefit costs or liabilities are to be calculated and accounted by the Company.

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

h) Product warranty

The Company accrues for warranty obligations for products sold based on management estimates, with support from sales, quality and legal functions, of the amount that eventually will be required to settle such obligations. Up to March 31, 2007 the Company had no warranty obligation in connection with the products sold.

i) Other costs:

Advertising and sales promotion expenses, repair and maintenance costs, other operating costs are expensed as incurred.

j) Income taxes:

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

k) Dividends:

Dividends paid are recorded directly in profit reserves. Dividend is recognized on the date when it is declared by the shareholders.

l) Recent Accounting Pronouncements:

In July 2006, the FASB issued Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with SFAS No. 109. FIN No. 48 prescribes a recognition threshold and measurement attribute for financial statement disclosure of tax positions taken or expected to be taken on a tax return. FIN No. 48 is effective for the Company beginning in January 1, 2007.  The Company does not believe that the adoption of FIN No. 48 will have a material impact on its financial position, results of operation or cash flows. The adoption of FIN 48 did not have a significant impact on the Company’s financial position, results of operation or cash flows.

In September 2006, the FASB issued SFAS 157, Fair Value Measurement. The new standard applies whenever other standards require or permit assets or liabilities to be measured at fair value.

This Statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not believe that the adoption of SFAS 157 will have a material impact on its financial position, results of operation or cash flows.

NOTE 5–	NET SALES REVENUES

The Company’s main activity is sale of technical equipments and research and development. In the first 3 months ended in 2007, there were no revenues recognized. In 2006, revenues were primarily export sales to the US by selling of technical products, telescopes. The Company recognized revenue when products are shipped and the customer takes ownership, collection of the relevant receivable is probable, and the sales price is fixed and determinable.  Price was paid upon receipt. The Company’s customers have no rights to return product, other than for defective materials.

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

NOTE 6 -                      GENERAL ADMINISTRATION EXPENSES

General administration expenses contained the following items in 2007 and 2006:

	Three months ended March 31, 2007	Cumulative from April 26, 2006 (date of inception) to March 31, 2007

Rental fees for cars	$5	$21
Advertising and promotion	0	4
Phone and internet expenses	1	5
Financial services	32	36
Other expenses	7	10

Total general administration	$45	$76

Rental fee of cars are occasional rentals for company business purposes without any long term commitment. Financial services contain fees for lawyers and accountants for the merge activity with Tia V, Incorporated. The Company did not have any employees in 2007 and in 2006.

NOTE 7 -	INCOME TAXES

The Company is obliged to pay the corporate tax based on the Hungarian corporate income tax rate, which is 16% primary tax on income.

In 2007 and 2006, the Company has capitalized the losses to be carried forward in the amount of 8 and 5 thousand USD, respectively. The deferred tax asset may be recognized for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary difference can be utilized. The management believes that the losses may be offset with future profits. The management believes that it is more likely than not, that enough taxable income will be generated in the future to utilize the losses.

The Company had no current tax liability obligation in 2007 and in 2006. The Company is not entitled for any other tax allowances.

Deferred tax assets as of March 31, 2007 are presented below:

Deferred tax assets:

Tax on Capitalized loss	$13

Total deferred tax assets	$13

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

NOTE 8 -	CASH AND BANK

	March 31, 2007	December 31, 2006

Bank deposits	23	29
Petty cash	86	0
Total	109	29

NOTE 9 -	OTHER RECEIVABLES

	March 31, 2007	December 31, 2006

VAT reclaimable	9	6
Short term loan given to related parties	3	34
Other	9	0
Total	21	5

During 2006, the Company has provided short term loan to its management for general administration expenses. The loan did not bear interest obligation. The short term loan was repaid in January, 2007 to the Company.

NOTE 10 -	INVENTORY

Inventories are comprised of products for sale during the ordinary course of activity. At March 31, 2007 inventories contained semi-finished goods of 4 thousand USD.

Inventories are to be reduced by an allowance for excess and obsolete inventories based on management’s review of on-hand inventories compared to historical and estimated future sales and usage. In the respected year the company did not account for impairment losses concerning inventories. The Company’s management does not expect that the impairment has a material adverse effect on the financial position.

NOTE 11 -	FIXED ASSETS

Net property and equipment consisted of the followings in 2007 and in 2006:

	March 31, 2007	December 31, 2006

Machinery and equipments	4	4
Office equipments	6	6
Construction in progress	0	0
Total	10	10
Less: Accumulated depreciation	4	3

Net tangibles	6	7

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Premises, operating equipment and accessories are free from any encumbrances and mortgage.

NOTE 12 -	INTANGIBLES

Intangibles consisted of the followings in 2007 and in 2006:

	March 31, 2007	December 31, 2006

Rights	2	2
Intellectual properties	5	5
Total	7	7
Less: Accumulated depreciation	1	1

Net intangibles	6	6

Rights include the registration of the company domain, intellectual properties are software.

NOTE 13 -	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	March 31, 2007	December 31, 2006

Domestic suppliers	31	3
Foreign suppliers	30	4
Accrued expenses	4	5
Total	65	12

At March 31, 2007 domestic supplier is outstanding to financial service provider companies while foreign supplier balances include lawyer fees in connection with the reverse merger of the companies.

NOTE 14 -	SHAREHOLDERS’ EQUITY

The Company is limited liability company, where no share is issued but quotas are registered. Therefore the Earnings per Share indicator can not be calculated. At establishment, the Company has issued 30 voting stocks with 467 USD par value.

In May, 2006, the Company entered into a short term loan agreement with one of the owners, Viktor, ROZSNYAY for 20.000.000 HUF, equivalent to 96 thousand USD with a maturity of April 30, 2007. On December 28, 2006 the owners of the Company decided to transfer the amount into equity and to recognize it as additional paid in capital in the amount of 96 thousand USD, which has increased the equity as additional paid in capital of the Company in the current year.

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

In March, 2007, the Company entered into a short term loan agreement with another one of its owners, Daniel, KUN for 10.000.000 HUF, equivalent to 54 thousand USD with a maturity of March 31, 2007. On March 31, 2007 the owners of the Company decided to transfer the amount into equity and to recognize it as additional paid in capital in the amount of 54 thousand USD, which has increased the equity as additional paid in capital of the Company in the current year.

NOTE 15 – RECLASSIFICATIONS

In the Statement of Cash Flows certain prior year balances have been reclassifed to conform with current year presentation.

NOTE 16 -	CAPITAL COMMITMENTS

The Company did not enter into significant capital commitments during the periods and in 2007.

NOTE 17 -	RELATED PARTY TRANSACTIONS

The identity of, and balances and transactions with, related parties have been properly recorded on market prices and when appropriate, adequately disclosed in the financial statements. The sales transaction among the companies occurs on book value.

The accompanying notes form an integral part of these combined financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 30, 2007	By:	/s/ Viktor Rozsnyay
Viktor Rozsnyay , President

The accompanying notes form an integral part of these combined financial statements.